INCOME TAXES - Deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets
Deferred revenue	¥ 11,786	¥ 104,750	¥ 36,834
Accrued expenses	106,404	105,475	55,110
Allowance for doubtful accounts	330,488	265,745	4,335
Net operating loss carry forward	142,722	80,485	44,379
Excess advertising fee	12,630	47,202
Less: valuation allowance	¥ (604,030)	(99,670)	(56,320)	¥ (35,340)
Total deferred tax assets, net		¥ 503,987	¥ 84,338